Exhibit 99.1

Use of Non-GAAP Financial Measures

The non-GAAP financial measures used in this exhibit are non-GAAP gross profit, gross profit margin, income from operations, operating margin, income from continuing operations before income taxes, income from continuing operations, net of tax, diluted earnings per share from continuing operations and Adjusted EBITDA.

The Company believes that the non-GAAP financial measures provide useful and supplementary information to investors regarding the Company’s quarterly performance. It is Management’s belief that these non-GAAP financial measures are particularly useful to investors because of the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy. This strategy includes streamlining the Company’s existing operations through site and functional consolidations, strategic divestitures, expanding the Company’s business through significant internal investments, and broadening the Company’s product and service offerings through acquisition of innovative and complementary technologies and solutions. The financial impact of certain elements of these activities, particularly acquisitions, divestitures, and site and functional restructurings, are often large relative to the Company’s overall financial performance, which can adversely affect the comparability of its operating results and investors’ ability to analyze the business from period to period.

The Company’s Adjusted EBITDA, a non-GAAP financial measure, is used by management to evaluate operating performance, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, and evaluate investment opportunities including acquisitions and divestitures. In addition, Adjusted EBITDA is used to determine bonus payments for senior management and employees. Accordingly, the Company believes that this non-GAAP measure provides greater transparency and insight into management’s method of analysis.

Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables in this exhibit.

GSI GROUP INC.

Sales, Gross Profit and Operating Income by Reportable Segment

(UNAUDITED)

The following table sets forth the external sales, gross profit, gross profit margin and operating income for each of our reportable segments for the periods noted (dollars in thousands):

	Three Months Ended,				Twelve Months Ended,	Three Months Ended,
	March 29, 2013	June 28, 2013	September 27, 2013	December 31, 2013	December 31, 2013	March 28, 2014
Sales:
Laser Products	$38,164	$40,433	$44,714	$43,286	$166,597	$41,860
Medical Technologies	23,557	22,135	19,718	24,866	90,276	22,367
Precision Motion	13,350	17,201	15,426	14,060	60,037	14,906

Total	$75,071	$79,769	$79,858	$82,212	$316,910	$79,133

Gross Profit:
Laser Products	$15,507	$16,677	$19,252	$17,383	$68,819	$17,013
Medical Technologies	9,463	8,273	7,535	10,553	35,824	8,889
Precision Motion	5,768	8,290	7,429	6,291	27,778	6,416
Corporate, Shared Services and Unallocated	(107)	(1)	(55)	(31)	(194)	(213)

Total	$30,631	$33,239	$34,161	$34,196	$132,227	$32,105

Gross Profit Margin:
Laser Products	40.6%	41.2%	43.1%	40.2%	41.3%	40.6%
Medical Technologies	40.2%	37.4%	38.2%	42.4%	39.7%	39.7%
Precision Motion	43.2%	48.2%	48.2%	44.7%	46.3%	43.0%

Total	40.8%	41.7%	42.8%	41.6%	41.7%	40.6%

Operating Income:
Laser Products	$4,693	$5,441	$7,734	$7,248	$25,116	$7,124
Medical Technologies	1,445	399	(469)	2,191	3,566	(117)
Precision Motion	2,014	4,420	3,223	2,405	12,062	2,643
Corporate, Shared Services and Unallocated	(6,690)	(4,870)	(4,689)	(5,049)	(21,298)	(5,582)

Total	$1,462	$5,390	$5,799	$6,795	$19,446	$4,068

GSI GROUP INC.

Consolidated Statements of Operations

(In thousands of U.S. dollars or shares, except per share amounts)

(UNAUDITED)

	Three Months Ended,				Twelve Months Ended,	Three Months Ended,
	March 29, 2013	June 28, 2013	September 27, 2013	December 31, 2013	December 31, 2013	March 28, 2014
Sales	$75,071	$79,769	$79,858	$82,212	$316,910	$79,133
Cost of sales	44,440	46,530	45,697	48,016	184,683	47,028

Gross profit	30,631	33,239	34,161	34,196	132,227	32,105

Operating expenses:
Research and development and engineering	5,816	6,115	6,031	5,825	23,787	5,857
Selling, general and administrative	18,689	19,374	19,006	19,268	76,337	19,618
Amortization of purchased intangible assets	2,236	1,617	1,772	1,645	7,270	1,744
Restructuring and acquisition related costs	2,428	743	1,553	663	5,387	818

Total operating expenses	29,169	27,849	28,362	27,401	112,781	28,037

Income from operations	1,462	5,390	5,799	6,795	19,446	4,068
Interest income (expense), net	(898)	(921)	(841)	(808)	(3,468)	(837)
Foreign exchange transaction gains (losses), net	1,219	(459)	(1,723)	(338)	(1,301)	(19)
Other income (expense), net	369	293	542	296	1,500	581

Income from continuing operations before income taxes	2,152	4,303	3,777	5,945	16,177	3,793
Income tax provision	403	3,018	1,533	1,192	6,146	937

Income from continuing operations	1,749	1,285	2,244	4,753	10,031	2,856
Income (loss) from discontinued operations, net of tax	369	(1,827)	(185)	(465)	(2,108)	(1,866)
Loss on disposal of discontinued operations, net of tax	—	(311)	(281)	—	(592)	—

Consolidated net income (loss)	2,118	(853)	1,778	4,288	7,331	990
Less: Net income (loss) attributable to noncontrolling interest	(36)	(18)	12	20	(22)	(7)

Net income (loss) attributable to GSI Group Inc.	$2,082	$(871)	$1,790	$4,308	$7,309	$983

Earnings per common share from continuing operations:
Basic	$0.05	$0.03	$0.07	$0.14	$0.29	$0.08
Diluted	$0.05	$0.03	$0.07	$0.14	$0.29	$0.08
Earnings (loss) per common share from discontinued operations:
Basic	$0.01	$(0.06)	$(0.02)	$(0.01)	$(0.08)	$(0.05)
Diluted	$0.01	$(0.06)	$(0.02)	$(0.01)	$(0.08)	$(0.05)
Earnings (loss) per common share attributable to GSI Group Inc.:
Basic	$0.06	$(0.03)	$0.05	$0.13	$0.21	$0.03
Diluted	$0.06	$(0.03)	$0.05	$0.13	$0.21	$0.03
Weighted average common shares outstanding – basic	33,983	34,088	34,102	34,114	34,073	34,227
Weighted average common shares outstanding – diluted	34,271	34,285	34,417	34,607	34,396	34,669
Adjusted EBITDA (non-GAAP):
Net income (loss) attributable to GSI Group Inc. (GAAP)	$2,082	$(871)	$1,790	$4,308	$7,309	$983
Income tax provision	403	3,018	1,533	1,192	6,146	937
Interest (income) expense, net	898	921	841	808	3,468	837
Depreciation & amortization	5,259	4,750	4,786	4,777	19,572	4,829
Share-based compensation	1,531	1,309	1,329	1,271	5,440	1,439
Restructuring and acquisition related costs	2,428	743	1,553	663	5,387	818
Acquisition fair value adjustments	504	325	74	62	965	165
Loss (income) from discontinued operations, net of tax	(369)	1,827	185	465	2,108	1,866
Loss on disposal of discontinued operations, net of tax	—	311	281	—	592	—
Other (income) expense, net	(1,588)	166	1,181	42	(199)	(562)

Adjusted EBITDA (Non-GAAP)	$11,148	$12,499	$13,553	$13,588	$50,788	$11,312

GSI GROUP INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars, except per share amounts)

(UNAUDITED)

Adjusted EPS (Non-GAAP):

	Three Months Ended March 29, 2013
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS From Continuing Operations
GAAP results, three months ended	$30,631	40.8%	$1,462	1.9%	$2,152	$1,749	$0.05

Non-GAAP Adjustments:
Amortization of intangible assets	1,251	1.6%	3,487	4.6%	3,487	2,536	0.08
Restructuring costs and other	—	—	1,362	1.8%	1,362	991	0.03
Acquisition related costs	—	—	1,066	1.5%	1,066	776	0.02
Acquisition fair value adjustments	504	0.7%	504	0.7%	504	366	0.01
Non-recurring income tax benefits	—	—	—	—	—	(964)	(0.03)

Total non-GAAP adjustments	1,755	2.3%	6,419	8.6%	6,419	3,705	0.11

Non-GAAP results, three months ended	$32,386	43.1%	$7,881	10.5%	$8,571	$5,454	$0.16

Weighted average shares outstanding – Diluted							34,271

	Three Months Ended June 28, 2013
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS From Continuing Operations
GAAP results, three months ended	$33,239	41.7%	$5,390	6.8%	$4,303	$1,285	$0.03

Non-GAAP Adjustments:
Amortization of intangible assets	1,343	1.7%	2,960	3.7%	2,960	1,862	0.05
Restructuring costs and other	—	—	722	0.9%	722	455	0.01
Acquisition related costs	—	—	21	0.0%	21	13	0.00
Acquisition fair value adjustments	325	0.4%	325	0.4%	325	204	0.01
Non-recurring income tax expenses	—	—	—	—	—	1,352	0.04

Total non-GAAP adjustments	1,668	2.1%	4,028	5.0%	4,028	3,886	0.11

Non-GAAP results, three months ended	$34,907	43.8%	$9,418	11.8%	$8,331	$5,171	$0.14

Weighted average shares outstanding – Diluted							34,285

	Three Months Ended September 27, 2013
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS From Continuing Operations
GAAP results, three months ended	$34,161	42.8%	$5,799	7.3%	$3,777	$2,244	$0.07

Non-GAAP Adjustments:
Amortization of intangible assets	1,343	1.7%	3,115	3.9%	3,115	1,990	0.06
Restructuring costs and other	—	—	1,440	1.8%	1,440	920	0.03
Acquisition related costs	—	—	113	0.1%	113	72	0.00
Acquisition fair value adjustments	74	0.1%	74	0.1%	74	48	0.00
Non-recurring income tax benefits	—	—	—	—	—	(252)	(0.01)

Total non-GAAP adjustments	1,417	1.8%	4,742	5.9%	4,742	2,778	0.08

Non-GAAP results, three months ended	$35,578	44.6%	$10,541	13.2%	$8,519	$5,022	$0.15

Weighted average shares outstanding – Diluted							34,417

	Three Months Ended December 31, 2013
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS From Continuing Operations
GAAP results, three months ended	$34,196	41.6%	$6,795	8.3%	$5,945	$4,753	$0.14

Non-GAAP Adjustments:
Amortization of intangible assets	1,343	1.6%	2,988	3.6%	2,988	1,613	0.05
Restructuring costs and other	—	—	233	0.3%	233	125	0.00
Acquisition related costs	—	—	430	0.5%	430	232	0.01
Acquisition fair value adjustments	62	0.1%	62	0.1%	62	34	0.00
Non-recurring income tax benefits	—	—	—	—	—	(994)	(0.03)

Total non-GAAP adjustments	1,405	1.7%	3,713	4.5%	3,713	1,010	0.03

Non-GAAP results, three months ended	$35,601	43.3%	$10,508	12.8%	$9,658	$5,763	$0.17

Weighted average shares outstanding – Diluted							34,607

	Twelve Months Ended December 31, 2013
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS From Continuing Operations
GAAP results, twelve months ended	$132,227	41.7%	$19,446	6.1%	$16,177	$10,031	$0.29

Non-GAAP Adjustments:
Amortization of intangible assets	5,280	1.7%	12,550	4.0%	12,550	8,001	0.24
Restructuring costs and other	—	—	3,757	1.2%	3,757	2,491	0.07
Acquisition related costs	—	—	1,630	0.5%	1,630	1,093	0.03
Acquisition fair value adjustments	965	0.3%	965	0.3%	965	652	0.02
Non-recurring income tax benefits	—	—	—	—	—	(858)	(0.03)

Total non-GAAP adjustments	6,245	2.0%	18,902	6.0%	18,902	11,379	0.33

Non-GAAP results, twelve months ended	$138,472	43.7%	$38,348	12.1%	$35,079	$21,410	$0.62

Weighted average shares outstanding – Diluted							34,396

	Three Months Ended March 28, 2014
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS From Continuing Operations
GAAP results, three months ended	$32,105	40.6%	$4,068	5.1%	$3,793	$2,856	$0.08

Non-GAAP Adjustments:
Amortization of intangible assets	1,301	1.6%	3,045	3.9%	3,045	2,120	0.06
Restructuring costs and other	—	—	28	0.0%	28	20	0.00
Acquisition related costs	—	—	790	1.0%	790	550	0.02
Acquisition fair value adjustments	165	0.2%	165	0.2%	165	115	0.00
Non-recurring income tax benefits	—	—	—	—	—	(721)	(0.02)

Total non-GAAP adjustments	1,466	1.8%	4,028	5.1%	4,028	2,084	0.06

Non-GAAP results, three months ended	$33,571	42.4%	$8,096	10.2%	$7,821	$4,940	$0.14

Weighted average shares outstanding – Diluted							34,669

Non-GAAP Gross Profit and Gross Profit Margin

The calculation of non-GAAP gross profit and gross profit margin is displayed in the tables above. Non-GAAP gross profit and gross profit margin exclude the amortization of acquired intangible assets and acquisition fair value adjustments from business acquisitions because: (1) the amounts are non-cash; (2) the Company cannot influence the timing and amount of future expense recognition; and (3) excluding such expenses provides investors and management better visibility into the components of operating expenses.

Non-GAAP Income from Operations and Operating Margin

The calculation of non-GAAP income from operations and operating margin is displayed in the tables above. Non-GAAP income from operations and operating margin exclude the amortization of acquired intangible assets and acquisition fair value adjustments related to business acquisitions because: (1) the amounts are non-cash; (2) the Company cannot influence the timing and amount of future expense recognition; and (3) excluding such expenses provides investors and management better visibility into the components of operating expenses. The Company also excluded restructuring costs and other, and acquisition related costs from non-GAAP income from operations and operating margin due to the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy for the reasons described above in the introductory paragraphs of the “Use of Non-GAAP Financial Measures”.

Non-GAAP Income from Continuing Operations before Income Taxes

The calculation of non-GAAP income from continuing operations before income taxes is displayed in the tables above. The calculation of non-GAAP income from continuing operations before income taxes excludes amortization of acquired intangible assets and acquisition fair value adjustments related to business acquisitions, restructuring costs and other, and acquisition related costs for the reasons described for non-GAAP income from operations and operating margin above.

Non-GAAP Income from Continuing Operations, Net of Tax

The calculation of non-GAAP income from continuing operations, net of tax, is displayed in the tables above. Because pre-tax income is included in determining income from continuing operations, net of tax, the calculation of non-GAAP income from continuing operations, net of tax, also excludes amortization of acquired intangible assets and acquisition fair value adjustments related to business acquisitions, restructuring and other, and acquisition related costs for the reasons described for non-GAAP income from operations and operating margin above. In addition, the Company excluded significant non-recurring income tax expenses related to releases of valuation allowances, recognition of previously unrecognized income tax benefits due to expiration of statute of limitations, effects of changes in tax laws, effects of acquisition related tax planning actions on our effective tax rate, and the income tax effect of non-GAAP adjustments discussed above.

Non-GAAP Diluted EPS from Continuing Operations

The calculation of non-GAAP diluted EPS from continuing operations is displayed in the above tables. Because income from continuing operations, net of tax, is included in the diluted EPS calculation, the calculation of non-GAAP diluted EPS from continuing operations excludes amortization of acquired intangible assets and acquisition fair value adjustments related to business acquisitions, restructuring costs and other, acquisition related costs, significant non-recurring income tax expenses related to releases of valuation allowances, recognition of previously unrecognized income tax benefits due to expiration of statute of limitations, effects of changes in tax laws, effects of acquisition related tax planning actions on our effective tax rate, and the income tax effect of non-GAAP adjustments for the reasons described for non-GAAP income from operations, net of tax.

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